UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2016

Shutterfly, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33031	94-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

The information set forth below under Item 5.02(c) is hereby incorporated by reference into this Item 5.02(b).

(c)

On May 31, 2016, Christopher North commenced employment as the President and Chief Executive Officer of Shutterfly, Inc. (the “Company”), as previously announced in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 17, 2016. As a result of Mr. North’s appointment as Chief Executive Officer, Phil Marineau is no longer the Company’s Interim Chief Executive Officer. Mr. Marineau continues to serve as a member of the Board and its Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Michael Pope
Michael Pope
Senior Vice President and Chief Financial Officer

Date: May 31, 2016